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                                                                 Exhibit 10.2(C)

                                                                 ---------------
                                                                  EXECUTION COPY
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                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


     ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the "Agreement"), dated May 31, 2007, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, not in its individual capacity, but solely as trustee of the Banc of America Funding 2007-D Trust ("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells Fargo Bank"), as servicer, and acknowledged by Wells Fargo Bank, N.A. as master servicer of the Banc of America Funding 2007-D Trust.

     WHEREAS, pursuant to (i) that certain Second Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2006 (the "MSWSA"), by and between Assignor, as purchaser, and Wells Fargo Bank, as seller and servicer, (ii) that certain Second Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of May 1, 2006 (the "MMLPA"), by and between Assignor, as purchaser, and Wells Fargo Bank, as seller, (iii) that certain Assignment and Conveyance Agreement (2006-W37), dated May 25, 2006, by and between Assignor and Wells Fargo Bank, (iv) that certain Assignment and Conveyance Agreement (2006-W46), dated June 28, 2006, by and between Assignor and Wells Fargo Bank, (v) those certain Assignment and Conveyance Agreements (2007-W06 and 2007-W07), each dated March 22, 2007, by and between Assignor and Wells Fargo Bank, (vi) that certain Assignment and Conveyance Agreement
(2007-W20), dated May 18, 2007 (collectively, the "Assignment and Conveyance Agreements"), and (viii) that certain Assignment, Assumption and Recognition Agreement, dated March 20, 2007, among North Fork Bank, as successor in interest to GreenPoint Mortgage Funding, Inc., the Assignor and Wells Fargo Bank (the "North Fork Assignment Agreement" and, together with the MSWSA, the MMLPA and the Assignment and Conveyance Agreements, the "Purchase and Servicing Agreements"), by and between Assignor and Wells Fargo Bank, each of which is attached in Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein) from Wells Fargo Bank and Wells Fargo Bank currently services the Mortgage Loans;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), is entering into a Pooling and Servicing Agreement, dated the date hereof (the "Pooling Agreement"), among

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BAFC,  the Master  Servicer,  the  Securities  Administrator  and the  Assignee,
pursuant to which the Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Purchase and Servicing Agreements, and the mortgage loans delivered under such agreement by Wells Fargo Bank to the Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

     The Assignor specifically reserves and does not assign to BAFC or the Assignee any right, title and interest in, to or under any mortgage loan subject to the Purchase and Servicing Agreements other than the Mortgage Loans.

     Notwithstanding any provision in this Agreement to the contrary, it is understood that Wells Fargo Bank is not released from liability to the Assignor for any breaches of any representations, warranties or covenants made by Wells Fargo Bank in the Purchase and Servicing Agreements prior to the date hereof regardless of when such breaches are discovered or made known.

     2. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

          a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

          b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Wells Fargo Bank with respect to the Purchase and Servicing Agreements or the Mortgage Loans;

          c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase and Servicing Agreements or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase and Servicing Agreements. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase and Servicing Agreements or the Mortgage Loans; and

          d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any

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person in any  manner,  or made any  general  solicitation  by means of  general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

     3. From and after the date hereof, Wells Fargo Bank shall note the transfer of the Mortgage Loans to the Assignee in its books and records, and Wells Fargo Bank shall recognize the Assignee as the owner of the Mortgage Loans. Notwithstanding anything to the contrary contained in Section 9.01 of the MSWSA, Wells Fargo Bank shall service the Mortgage Loans pursuant to the MSWSA as modified by Section 6 of this Agreement, for the benefit of the Assignee.

     4. Wells Fargo Bank hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of Wells Fargo Bank in Section 3.01 of the MSWSA are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, (ii) that it has serviced the Mortgage Loans in accordance with the terms of the applicable Purchase and Servicing Agreements, and (iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans.

     5. In accordance with Sections 2.03 and 9.01 of the MSWSA, the Assignor hereby instructs Wells Fargo Bank, and Wells Fargo Bank hereby agrees, to release from its custody and deliver the Custodial Mortgage File (as defined in the MSWSA) for each Mortgage Loan to the Assignee, or a custodian on its behalf under the Pooling Agreement, at the address set forth in Section 8 herein on or before the closing date of the related Securitization Transaction (as defined in the MSWSA).

     6. Wells Fargo Bank, BAFC and the Assignee hereby agree to the following modifications to the MSWSA:

     a. Article I. Article I is hereby modified by replacing the definition of "Servicing Fee Rate" with the following:

          "With respect to each Mortgage Loan, 0.250% per annum."

     b. Section 4.02. Section 4.02 is hereby modified by deleting the phrase "of the Company's intention to do so" and replacing it with the phrase "via the monthly reports as identified in Section 5.02, that foreclosure proceedings have commenced."

     c. Section 4.10. Section 4.10 is hereby modified by deleting the following language from the fourth paragraph:

          "and if the Mortgagor does not obtain such coverage, the Servicer shall immediately force place the required coverage on the Mortgagor's behalf."

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     d.   Section  4.13.  Section  4.13 is hereby  deleted in its  entirety  and replaced with the following:

          "The Company or its agent shall inspect the Mortgaged Property as often as is reasonably deemed necessary by the Company in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer, to assure itself that the value of the Mortgaged Property is being preserved. The Company shall keep a record of each such inspection and, upon request, shall provide the Purchaser with an electronic report of each such inspection."

     e.   Section 5.02. Section 5.02 is hereby modified to read as follows:

          "Not later than the tenth (10th) calendar day of each month, the Company shall furnish to the Master Servicer a delinquency report in the form set forth in Exhibit G-1, a monthly remittance advice in the form set forth in Exhibit G-2, and a realized loss report in the form set forth in Exhibit G-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date. The information required by Exhibit G-1 is limited to that which is readily available to the Company and is mutually agreed to by the Company and the Master Servicer."

          The exhibits referenced in this Section 6(e) are attached to this Agreement as Exhibit B hereto.

     f. Section 6.05. Section 6.05 is hereby modified by deleting such section in its entirety and inserting "[Reserved]."

     g. Section 6.06. Section 6.06 is hereby modified by deleting the first paragraph in its entirety and replacing it with the following:

          "On or before March 1 of each calendar year, commencing in 2008, the Company shall:"

     h. Section 10.01. Section 10.01(ii) is hereby modified by inserting the following after the word "thirty (30)":

          "(or, in the case of any failure by the Company to perform its obligations under Section 6.04 or Section 6.06, ten (10))"

     i. Section 12.06. Section 12.06, subclause (i), is hereby amended by replacing the words "MAC X2401-042" with "MAC X2302-033" and by replacing "515/213-7121" with "515/324-3118."

     7. Wells Fargo Bank hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee (MERS ID #1001065), as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of


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the  system  of  recording  transfers  of  beneficial   ownership  of  mortgages
maintained by MERS.

     8. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase and Servicing Agreements is:

                U.S. Bank National Association
                209 S. LaSalle Street, Suite 300
                Chicago, Illinois 60604
                Attention: Structured Finance Trust Services, BAFC 2007-D

         BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                       Banc of America Funding Corporation
                       214 North Tryon Street
                       Charlotte, North Carolina 28255
                       Attention: General Counsel and Chief Financial Officer

     The  Master   Servicer's   address   for   purposes   of  all  notices  and
correspondence related to the Mortgage Loans is:


                       Wells Fargo Bank, N.A.
                       9062 Old Annapolis Road
                       Columbia, Maryland  21045
                       Attention: Client Manager - BAFC 2007-D


     9. Wells Fargo Bank shall remit all funds pursuant to the following wire instructions:

                       WELLS FARGO BANK, N.A.
                       ABA# 121000248
                       FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416 FFC TO: BAFC 2007-D #53150700.


     10. Wells Fargo Bank hereby acknowledges that a REMIC election will be made with respect to the Mortgage Loans and that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling Agreement, and therefore has the right to enforce all obligations of Wells Fargo Bank, as they relate to the Mortgage Loans, under the Purchase and Servicing Agreements. Such right will include, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the Purchase and Servicing Agreements to monitor and enforce the obligations of Wells Fargo Bank thereunder, the right to receive all remittances required to be made by Wells Fargo Bank under the Purchase and Servicing Agreements, the right to receive all monthly reports and other data required to be delivered by Wells Fargo Bank under the Purchase and Servicing Agreements, the right to examine the


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books and records of Wells Fargo Bank, as servicer,  indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by Wells Fargo Bank, as servicer.

     11. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association not individually or personally but solely as trustee on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling and Servicing Agreement, and (ii) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust (including, without limitation, any fees, expenses or indemnities payable under the Purchase and Servicing Agreements), or be liable for the breach or failure of any obligation, representation, warranty or covenant of the Trust under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

                               [Signatures Follow]











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     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and
Recognition Agreement to be executed by their duly authorized officers as of the date first above written.


                                                     Bank of America, National Association,
                                                     as Assignor


                                                     By:      /s/ Bruce W. Good
                                                        --------------------------------
                                                     Name:    Bruce W. Good
                                                     Title:   Principal


                                                     U.S. Bank National Association,
                                                     as Assignee


                                                     By:      /s/ Melissa A. Rosal
                                                        -----------------------------------
                                                     Name:    Melissa A. Rosal
                                                     Title:   Vice President


                                                     Banc of America Funding Corporation


                                                     By:      /s/ Scott Evans
                                                        -----------------------------------
                                                     Name:    Scott Evans
                                                     Title:   Senior Vice President


                                                     Wells Fargo Bank, N.A., as servicer


                                                     By:    /s/ Bradley A. Davis
                                                        -----------------------------------
                                                     Name:  Bradley A. Davis
                                                     Title: Vice President


Acknowledged and Agreed as
of the date first written above:



Wells Fargo Bank, N.A., as Master Servicer


By:      /s/ Darron Woodus
     -------------------------------
Name:    Darron Woodus
Title:   Assistant Vice President